EXHIBIT 99.2

Rights Warrants Certificate Number:_________
Number of Warrants: ________

EMPIRE PETROLEUM CORPORATION

RIGHTS WARRANTS CERTIFICATE

Evidencing Warrants Exercisable for Shares of Common Stock
Exercise Price: $5.46 per Share

RIGHTS WARRANTS WILL EXPIRE IF NOT EXERCISED ON OR BEFORE 5:00 P.M., EASTERN TIME, ON OCTOBER ___, 2025, UNLESS EXTENDED BY THE COMPANY

Dear Stockholder:

As the registered owner of this Rights Warrant Certificate, you are the owner of the number of warrants shown above. You were issued this warrant as part of the Subscription Rights Offering of Empire Petroleum Corporation (the “Company”) which closed on July 25, 2025 (the “Rights Offering”). Each warrant is exercisable for 0.0136 shares of Company common stock at an exercise price of $5.46 per share. The Rights Offering and the warrants are described in the Company’s enclosed Prospectus Supplement, dated July 10, 2025 (the “Prospectus Supplement”), and its accompanying prospectus, dated September 22, 2023 (the “Base Prospectus” and collectively, with the Prospectus Supplement, the “Prospectus”).

THESE RIGHTS WARRANTS ARE NON-TRANSFERABLE.

You have four choices:

1.	You can exercise your warrants for all of the underlying shares;
2.	You can exercise your warrants for less than all of the underlying shares, and allow the rest of your warrants to expire; or
3.	If you do not want to exercise any warrants, you can disregard this material.

To exercise your warrants for any number of shares, full payment of the exercise price is required for each warrant you are exercising. You must complete the reverse side of this form to subscribe for any units.

Date: July 25, 2025

EMPIRE PETROLEUM CORPORATION

By:	Name: Michael Morrisett Title: Chief Executive Officer

DELIVERY OPTIONS FOR RIGHTS WARRANT CERTIFICATE

Deliver by mail, hand or overnight courier to:

Securities Transfer Corporation
2901 North Dallas Parkway, Suite 380

Plano, Texas 75093
(469) 633-0101

stc@stctransfer.com

Delivery other than in the manner or to the address listed above will not constitute valid delivery.

PLEASE PRINT ALL INFORMATION CLEARLY AND LEGIBLY.

If you wish to exercise your warrants for shares in full or a portion thereof:

I exercise warrants for ____________ shares x $5.46 = $______________________
(Line 1)

Total amount of payment enclosed: $______________________

I acknowledge that I have received the Prospectus for this Rights Offering and I hereby irrevocably exercise warrants for the number of shares indicated above on the terms and conditions specified in the Prospectus.

______________________________________________
Signature(s)

IMPORTANT: The signature(s) must correspond with the name(s) as printed on the reverse of this Subscription Rights Certificate in every particular, without alteration or enlargement, or any other change whatsoever.

If you wish to have your shares of common stock delivered to an address other than that shown on front, your signature must be guaranteed by an eligible guarantor institution (bank, stock broker, savings & loan association or credit union) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

Signature Guaranteed: __________________________________________________________

(Name of Bank or Firm)

__________________________________________________________
(Signature of Officer)

FOR INSTRUCTIONS ON THE USE OF THE RIGHTS WARRANT CERTIFICATES, CONSULT SECURITIES TRANSFER CORPORATION, THE WARRANT AGENT, AT THE ADDRESS OR TELEPHONE NUMBER INDICATED ABOVE.

Method of Payment (Check One)

[_]	Uncertified personal check, payable to “Securities Transfer Corporation, as Warrant Agent.” Please note that funds paid by uncertified personal check may take at least five business days to clear. Accordingly, subscription rights holders who wish to pay the purchase price by means of an uncertified personal check are urged to make payment sufficiently in advance of the expiration date to ensure that such payment is received and clears by the expiration date, and are urged to consider payment by means of a certified or bank check, money order or wire transfer of immediately available funds.

[_]	Certified check or bank check drawn on a U.S. bank or money order, payable to “Securities Transfer Corporation, as Warrant Agent.”

[_]	Wire transfer of immediately available funds directed to the account maintained by the Warrant Agent, Securities Transfer Corporation, at:

Account name and address:	Securities Transfer Corporation As Paying Agent for Empire Petroleum Rights Offering 2901 Dallas Parkway Suite 380 Plano, TX 75093

Bank Name and address:	EagleBank 7735 Old Georgetown Rd Ste 100 Bethesda, MD 20814

Bank routing/ABA number/Wire: Account Number of Beneficiary:	055003298 200429579

International

Account name and address:	Securities Transfer Corporation As Paying Agent for Empire Petroleum Rights Offering 2901 Dallas Parkway Suite 380 Plano, TX 75093

Bank Name and address:	EagleBank 7735 Old Georgetown Rd Ste 100 Bethesda, MD 20814

Bank routing/ABA number/Wire: Account Number of Beneficiary: Swift:	055003298 200429579 EAGE US 33

*** Beneficiary Info (OBI) MUST be included. If it is not included your wire may be rejected and/or credit to your account may be delayed***

If the amount enclosed or transmitted is not sufficient to pay the exercise price for all warrants that are purported to be exercised, or if the number of warrants being exercised is not specified, the number of warrants being exercised will be assumed to be the maximum number that could be exercised upon payment of such amount. If the amount enclosed or transmitted exceeds the purchase price for all warrants that the undersigned has exercised, Securities Transfer Corporation shall return the excess to the subscriber without interest or deduction as soon as practicable after the expiration date of the warrant.

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